SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 26, 2003
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of June 30, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-3)
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-104580-01               52-2029487
------------------------       ---------------------     -----------------------
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AV-1, AV-2, M-1, M-2, M-3 and B Certificateholders with respect to the December 26, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  December 30, 2003

                                                                     Page 1 of 7

                 Equity One Mortgage Pass-Through Truste 2003-3

                        Statement to Certificateholders

                               December 26, 2003

                            DISTRIBUTION IN DOLLARS

           ORIGINAL       BEGINNING                                                                  ENDING
             FACE         PRINCIPAL                                              REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE       PRINCIPAL      INTEREST        TOTAL     LOSSES  INTEREST   BALANCE
-----      --------       ---------      ---------      --------        -----    -------- --------  ---------
AF1     117,000,000.00  102,043,571.27   5,030,161.87    108,850.02   5,139,011.89   0.00   0.00   97,013,409.40
AF2      92,000,000.00   92,000,000.00           0.00    210,373.33     210,373.33   0.00   0.00   92,000,000.00
AF3      10,000,000.00   10,000,000.00           0.00     32,383.33      32,383.33   0.00   0.00   10,000,000.00
AF4      62,227,000.00   62,227,000.00           0.00    259,019.89     259,019.89   0.00   0.00   62,227,000.00
AV1     202,579,000.00  191,442,448.33   4,709,189.44    233,885.51   4,943,074.95   0.00   0.00  186,733,258.89
AV2      59,671,000.00   44,416,376.52   4,924,716.98     47,379.01   4,972,095.99   0.00   0.00   39,491,659.54
M1       40,437,000.00   40,437,000.00           0.00    164,039.43     164,039.43   0.00   0.00   40,437,000.00
M2       33,967,000.00   33,967,000.00           0.00    154,521.54     154,521.54   0.00   0.00   33,967,000.00
M3       19,410,000.00   19,410,000.00           0.00    101,109.93     101,109.93   0.00   0.00   19,410,000.00
B         9,705,000.00    9,705,000.00           0.00     32,331.47      32,331.47   0.00   0.00    9,705,000.00
R                 0.00            0.00           0.00          0.00           0.00   0.00   0.00            0.00
TOTALS  646,996,000.00  605,648,396.12  14,664,068.29  1,343,893.46  16,007,961.75   0.00   0.00  590,984,327.83

X       646,996,902.33  615,104,104.82           0.00          5.47           5.47   0.00   0.00  602,670,025.66


                 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                  PASS-THROUGH RATES
                                                                                              CURRENT
                      BEGINNING                                            ENDING            PASS-THRU
CLASS     CUSIP       PRINCIPAL    PRINCIPAL    INTEREST     TOTAL        PRINCIPAL   CLASS     RATE
-----     -----       ---------    ---------    --------     -----        ---------   -----  ---------
AF1     294751CM2    872.16727581 42.99283650  0.93034205 43.92317855    829.17443932  AF1   1.238750 %
AF2     294751CN0  1,000.00000000  0.00000000  2.28666663  2.28666663  1,000.00000000  AF2   2.744000 %
AF3     294751CP5  1,000.00000000  0.00000000  3.23833300  3.23833300  1,000.00000000  AF3   3.886000 %
AF4     294751CQ3  1,000.00000000  0.00000000  4.16250004  4.16250004  1,000.00000000  AF4   4.995000 %
AV1     294751CR1    945.02612971 23.24618761  1.15453976 24.40072737    921.77994210  AV1   1.418750 %
AV2     294751CS9    744.35448576 82.53116221  0.79400396 83.32516616    661.82332356  AV2   1.238750 %
M1      294751CT7  1,000.00000000  0.00000000  4.05666667  4.05666667  1,000.00000000  M1    4.868000 %
M2      294751CU4  1,000.00000000  0.00000000  4.54916654  4.54916654  1,000.00000000  M2    5.459000 %
M3      294751CV2  1,000.00000000  0.00000000  5.20916692  5.20916692  1,000.00000000  M3    6.251000 %
B       294751CW0  1,000.00000000  0.00000000  3.33142401  3.33142401  1,000.00000000  B     3.868750 %
TOTALS               936.09295285 22.66485154  2.07712793 24.74197947    913.42810130

X       N/A          950.70641390  0.00000000  0.00000845  0.00000845    931.48827064  X     0.000000 %


 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                            4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Truste 2003-3

                               December 26, 2003

Sec. 4.03(a)(i) Funds Allocable to Certificate Principal

                  Group I-A Scheduled Principal                       263,949.01
                  Group I-A Curtailments                               34,762.19
                  Group I-A Prepayments                             3,964,515.34
                  Group I-A Repurchases                                     0.00
                  Group I-A Liquidation Proceeds                            0.00

                  Group I-B Scheduled Principal                       150,799.37
                  Group I-B Curtailments                                7,892.10
                  Group I-B Prepayments                             3,832,500.45
                  Group I-B Repurchases                                     0.00
                  Group I-B Liquidation Proceeds                            0.00

                  Group II Scheduled Principal                        146,737.49
                  Group II Curtailments                                14,850.38
                  Group II Prepayments                              4,012,270.68
                  Group II Repurchases                                      0.00
                  Group II Liquidation Proceeds                             0.00

                  Extra Principal Distribution Amount               2,235,791.27

Sec. 4.03 (a)(ii) Interest Distribution Amounts

                  Interest Distribution - AF-1                        108,850.02
                  Unpaid Interest - AF-1                                    0.00
                  Remaining Unpaid Interest - AF-1                          0.00

                  Interest Distribution - AF-2                        210,373.33
                  Unpaid Interest - AF-2                                    0.00
                  Remaining Unpaid Interest - AF-2                          0.00

                  Interest Distribution - AF-3                         32,383.33
                  Unpaid Interest - AF-3                                    0.00
                  Remaining Unpaid Interest - AF-3                          0.00

                  Interest Distribution - AF-4                        259,019.89
                  Unpaid Interest - AF-4                                    0.00
                  Remaining Unpaid Interest - AF-4                          0.00

                  Interest Distribution - AV-1A                       233,885.51
                  Unpaid Interest - AV-1A                                   0.00
                  Remaining Unpaid Interest - AV-1A                         0.00

                  Interest Distribution - AV-1B                        47,379.01
                  Unpaid Interest - AV-1B                                   0.00
                  Remaining Unpaid Interest - AV-1B                         0.00

                  Interest Distribution - M-1                         164,039.43

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Truste 2003-3

                               December 26, 2003

                  Unpaid Interest - M-1                                     0.00
                  Remaining Unpaid Interest - M-1                           0.00

                  Interest Distribution - M-2                         154,521.54
                  Unpaid Interest - M-2                                     0.00
                  Remaining Unpaid Interest - M-2                           0.00

                  Interest Distribution - M-3                         101,109.93
                  Unpaid Interest - M-2                                     0.00
                  Remaining Unpaid Interest - M-3                           0.00

                  Interest Distribution - B                            32,331.47
                  Unpaid Interest - B                                       0.00
                  Remaining Unpaid Interest - B                             0.00

Sec. 4.03(a)(iii)Available Funds Shortfall

                  Class AF-1 Available Funds Shortfall                      0.00
                  Class AF-2 Available Funds Shortfall                      0.00
                  Class AF-3 Available Funds Shortfall                      0.00
                  Class AF-4 Available Funds Shortfall                      0.00
                  Class AV-1A Available Funds Shortfall                     0.00
                  Class AV-1B Available Funds Shortfall                     0.00
                  Class M-1 Available Funds Shortfall                       0.00
                  Class M-2 Available Funds Shortfall                       0.00
                  Class M-3 Available Funds Shortfall                       0.00
                  Class B Available Funds Shortfall                         0.00

Sec. 4.03(a)(v) Pool Principal Balances

                  Group I-A Beginning Pool Balance                269,727,202.16
                  Group I-A Ending Pool Balance                   265,458,173.47
                  Group I-B Beginning Pool Balance                193,821,440.72
                  Group I-B Ending Pool Balance                   189,830,248.80
                  Group II Beginning Pool Balance                 151,555,461.94
                  Group II Ending Pool Balance                    147,381,603.39
                  Total Beginning Pool Balance                    615,104,104.82
                  Total Ending Pool Balance                       602,670,025.66

Sec. 4.03(a)(vi)Servicing Fee

                  Group I-A Servicing Fee                             112,386.33
                  Group I-B Servicing Fee                              80,758.93
                  Group II Servicing Fee                               63,148.11

Sec. 4.03(a)(viii)Delinquency Advances

                  Group I-A Delinquency Advances Included in
                        Current Distribution                          164,810.05
                  Group I-A Recouped Advances Included in Current
                        Distribution                                        0.00
                  Group I-A Recouped Advances From Liquidations             0.00

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Truste 2003-3

                               December 26, 2003

                  Group I-A Aggregate Amount of Advances Outstanding  335,503.18

                  Group I-B Delinquency Advances Included in Current
                        Distribution                                   99,961.37
                  Group I-B Recouped Advances Included in Current
                        Distribution                                        0.00
                  Group I-B Recouped Advances From Liquidations             0.00
                  Group I-B Aggregate Amount of Advances Outstanding  312,930.55

                  Group II Delinquency Advances Included in Current
                        Distribution                                   57,094.65
                  Group II Recouped Advances Included in Current
                        Distribution                                        0.00
                  Group II Recouped Advances From Liquidations              0.00
                  Group II Aggregate Amount of Advances Outstanding   123,563.75

Section 4.03(a)(ix) A Group I-A,Group I-B, and Group II Loans Delinquent

                                     Group 1

        Period          Number          Principal Balance       Percentage
        ------          ------          -----------------       ----------
      0-30 days          271              28,849,017.03           10.87 %
      31-60 days          35               3,043,666.48            1.15 %
      61-90 days          14               1,279,883.29            0.48 %
       91+days            10                 652,945.98            0.25 %
        Total            330              33,825,512.78           12.75 %

                                    Group 2

        Period          Number          Principal Balance       Percentage
        ------          ------          -----------------       ----------
      0-30 days          181              23,678,954.49           12.47 %
      31-60 days          25               3,226,252.84            1.70 %
      61-90 days           5                 648,982.95            0.34 %
        91+days            3                 395,270.62            0.21 %
         Total           214              27,949,460.90           14.72 %

                                    Group 3

        Period          Number          Principal Balance       Percentage
        ------          ------          -----------------       ----------
      0-30 days          107              17,540,936.98           11.90 %
      31-60 days           8               1,544,215.43            1.05 %
      61-90 days           2                 217,343.24            0.15 %
        91+days            0                       0.00            0.00 %
         Total           117              19,302,495.65           13.10 %

Sec. 4.03 (a)(ix) B Group I-A,Group I-B, and Group II Loans in Foreclosure

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Truste 2003-3

                               December 26, 2003

                                     Group 1

               Number          Principal Balance       Percentage
               ------          -----------------       ----------
                 16               1,637,853.16            0.62 %

                                     Group 2

               Number          Principal Balance       Percentage
               ------          -----------------       ----------
                 19               2,358,941.20            1.24 %

                                     Group 3

               Number          Principal Balance       Percentage
               ------          -----------------       ----------
                  7               1,572,906.04            1.07 %

Sec. 4.03(a)(x),(xi) Group I-A,Group I-B, and Group II Loans in REO

                                     Group 1

               Number          Principal Balance       Percentage
               ------          -----------------       ----------
                 0                    0.00               0.00 %

                                     Group 2

               Number          Principal Balance       Percentage
               ------          -----------------       ----------
                 0                    0.00               0.00 %

                                     Group 3

               Number          Principal Balance       Percentage
               ------          -----------------       ----------
                 0                    0.00               0.00 %

                  Market Value of Group I-A REO Loans                       0.00
                  Market Value of Group I-B REO Loans                       0.00
                  Market Value of Group II REO Loans                        0.00

Sec. 4.03(a)(xii) Aggregate Stated Principal Balance of the Three Largest Loans

                  Group I-A Three Largest Loans                     1,103,068.46
                  Group I-B Three Largest Loans                     1,236,087.97
                  Group II Three Largest Loans                      1,490,808.92

Sec. 4.03(a)(xiii) Net WAC Cap Carryover

                  Class AF-1 Net WAC Cap Carryover Amounts Due              0.00
                  Class AF-1 Net WAC Cap Carryover Amounts Paid             0.00
                  Class AF-1 Net WAC Cap Carryover Remaining Amounts Due    0.00
                  Class AV-1A Net WAC Cap Carryover Amounts Due             0.00
                  Class AV-1A Net WAC Cap Carryover Amounts Paid            0.00
                  Class AV-1A Net WAC Cap Carryover Remaining Amounts Due   0.00
                  Class AV-1B Net WAC Cap Carryover Amounts Due             0.00
                  Class AV-1B Net WAC Cap Carryover Amounts Paid            0.00
                  Class AV-1B Net WAC Cap Carryover Remaining Amounts Due   0.00


[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Truste 2003-3

                               December 26, 2003

Sec. 4.03(a)(xiv) Aggregate Principal Balance of Balloon Loans
                with Original Terms <= 36 Months and 60+ Contractually Past Due

                  Group I-A Aggregate Principal Balance of Balloon Loans    0.00
                  Group I-B Aggregate Principal Balance of Balloon Loans    0.00
                  Group II Aggregate Principal Balance of Balloon Loans     0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                  Group I-A Current Period Realized Losses              5,802.15
                  Group I-A Cumulative Realized Losses                  5,802.15
                  Group I-B Current Period Realized Losses                  0.00
                  Group I-B Cumulative Realized Losses                      0.00
                  Group II Current Period Realized Losses                   0.00
                  Group II Cumulative Realized Losses                       0.00

Sec. 4.03 (a)(xvi) Reserve Fund

                  Beginning Balance of Reserve Fund                         0.00
                  Funds Withdrawn From Reserve Fund For Distribution        0.00
                  Funds Deposited to Reserve Fund                           0.00
                  Ending Balance of Reserve Fund                            0.00

Sec. 4.03 (a)(xvii) Number of Loans Repurchased

                  Group I-A Number of Loans Repurchased                     0.00
                  Group I-B Number of Loans Repurchased                     0.00
                  Group II Number of Loans Repurchased                      0.00

Sec. 4.03 (a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans
                (as of first day of related Due Period)

                  Group I-A Weighted Average Mortgage Rate                7.84 %
                  Group I-B Weighted Average Mortgage Rate                7.60 %
                  Group II Weighted Average Mortgage Rate                 7.83 %

Sec. 4.03 (a)(xix) Weighted Average Remaining Term of Outstanding Loans

                  Group I-A Weighted Average Remaining Term               304.00
                  Group I-B Weighted Average Remaining Term               353.00
                  Group II Weighted Average Remaining Term                282.00

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts

                  Overcollateralization Amount                     11,685,697.82
                  Overcollateralization Target Amount              25,879,876.09
                  Overcollateralization Release Amount                      0.00
                  Overcollateralization Deficiency Amount          14,194,178.27

Sec. 4.03 (a)(xxiv) Trigger Events

                  Has a Trigger Event Occurred and is continuing?             NO
                  Cumulative Realized Losses as a percentage of the
                        Original Pool Balance                             0.00 %

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Truste 2003-3

                               December 26, 2003

                  Senior Enhancement Percentage                          17.18 %
                  Senior Specified Enhancement Percentage                40.00 %

Sec. 4.03 (a)(xxv) 60+ Day Delinquent Loans

                  60+ Day Delinquent Loans as a percentage of the
                        current Pool Balance                              1.45 %

Sec. 4.03 (a)(xxvi) Amount of Funds Collected by Trustee under Yield
                  Maintenance Agreement                                     0.00

[JPMORGAN LOGO]  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.